|                             Millennium
               |                             Funds, Inc.
               |
               |
               |
               |
   Millennium  |
  Growth Fund  |
               |
               |
               |
               |
               |
   Millennium  |
Growth & Income|
    Fund       |
               |
               |
               |                              Annual Report
               |                              June 30, 2001
               |
               |
               |
               |

--------------------------------------------------------------------------------

MILLENNIUM FUNDS, INC.
A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

June 30, 2001


Dear Fellow Shareholders,

     Before talking about the equity markets, fund performance and our market outlook, I wanted to express my sincerest thanks for the loyalty and the confidence you have placed in us. We understand and appreciate the level of responsibility you have placed in us as we manage your assets and are working as hard as possible to produce the best possible investment results. As you may know, our money is invested alongside your money in our Funds.

     The general equity markets have been a difficult place to be since their peak back in March 2000. The majority of losses were sustained by the Nasdaq Composite Index, which dropped by more than 25% in the first quarter 2001, which followed a 33% decline in the fourth quarter 2000. As of April, the Nasdaq Composite Index has registered a precipitous decline of almost 67% from its peak in March 2000. Severe pressure on the equity markets was hardly confined to Nasdaq or the technology sector: the S&P 500 Index has experienced four consecutive quarterly declines for the first time since 1974, and the Dow Jones Industrial Average had its worst first quarter performance in 23 years.

     A number of economic measures throughout the first and second quarter 2001 suggested that a slowdown has occurred and may in fact persist for far longer than expected. Those data points, in turn, have re-ignited concerns that the U.S. economy may be entering a prolonged recessionary period. Although the Federal Reserve has moved aggressively to reduce the interest rates throughout the last three quarters and has adopted an easing monetary stance, these actions to date have failed to stem the severe stock market losses or restore investor confidence in the health of the U.S. economy.

     The severity and speed of the economic slowdown caught many companies off-guard, and created huge inventory build-ups in telecom, fiber optics manufacturing and capital equipment, among other sectors. This further led to order cancellations and thereby an almost continuous spate of disappointing corporate earnings announcements leading to further P/E ratio compressions. To top this all off, the end user demand for technology-related products and services has become extremely murky, thus clouding up forward visibility predictions for future orders.

     Throughout the first half of 2001, we used temporary defensive positions, large cash positions and reduced exposure to the technology sector seeking to protect the assets of the Funds while we re-evaluated the investment prospects of the various sectors. During the recent quarter, we took substantial positions in consumer-related companies such as Home Depot, Costco, Lowe's, Best Buy, and Bed Bath & Beyond, to name a few. Our decision was not only based on the strong spending patterns of the U.S. consumer but also on our belief that select companies within these sectors posses an attractive earning potential in a slower growth economic environment.

     Although the magnitude of recent stock market setbacks has been nothing short of disastrous, we believe that there are a number of very important, positive long-term macro-economic underpinnings that will create a healthy backdrop for future equity returns. Among these factors are the recently enacted tax relief package, lower costs for energy resources, continued debt and labor restructuring by U.S. firms and the lack of inflationary forces. Additionally, the aggressive easing posture adopted by the Federal Reserve should provide further monetary liquidity enhancements. These lower interest rates combined with severely surpressed equity prices could help provide a more favorable valuation backdrop for the overall equity markets.

--------------------------------------------------------------------------------

MILLENNIUM FUNDS, INC.
A MESSAGE TO OUR SHAREHOLDERS
---------------------------------------------------------------------------


     We deeply appreciate having you as a shareholder in the Funds and are keenly aware that the types of recent returns experienced by the Funds, and equity markets in general, can be very stressful for investors. We shall continue to seek strong long-term investment returns and working diligently and prudently to improve performance. We look forward to being part of your investment program for a very long time to come.



Robert A. Dowlett
Portfolio Manager


__________________________

     The views in this report were those of the Fund manager as of June 30, 2001, and may not reflect the views of the manager on the date this letter is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice.

     The Standard and Poor's 500 Index (S&P 500) is an unmanaged, commonly accepted barometer of the stock market as a whole. The Nasdaq CompositeIndex is an unmanaged index representing the market cap weighted performance of approximately 5,000 domestic companies traded on the NASDAQ exchange. One cannot invest directly in any Index. Price to earnings ratio (P/E ratio) is the value of a company's stock price relative to company earnings.

--------------------------------------------------------------------------------

PERFORMANCE CHARTS & ANALYSIS
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

     These charts reflect the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Millennium Growth Fund and Millennium Growth & Income Fund, compared with a broad-based securities market index, since each Fund's inception. The Standard and Poor's 500 Composite Index ("S&P 500 Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of each Fund includes operating expenses that reduce returns, while the total return of each Index does not include expenses. Each Fund is professionally managed while each Index is unmanaged and is not available for investment. For more current performance information call
(800) 535-9169. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from a Fund's historical performance. Investment return and principal value of an investment in each Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost. Past performance is not so predictive nor a guarantee oof future results.

        Millennium Growth Fund
            S&P 500 Index

Average Annual Total Return on 6/30/01
1 Year:                              (56.48%)
Since Inception on 7/16/97:            7.31%


Investment Value on 6/30/01
Millennium Growth Fund:              $13,219
S&P 500 Index:                       $13,794


[GRAPH]


        Millennium Growth & Income Fund
                S&P 500 Index

Average Annual Total Return on 6/30/01
1 Year:                            (39.21%)
Since Inception on 6/26/98:         10.32%



Investment Value on 6/30/01
Millennium Growth & Income Fund:   $13,441
S&P 500 Index:                     $11,235

[GRAPH]

--------------------------------------------------------------------------------
MILLENNIUM GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2001
--------------------------------------------------------------------------------

    Shares         Security Description                    Value
    ------         --------------------                    -----

  Common Stock (71.9%)

  Building Materials, Hardware, Garden Supply & Mobile Home Dealers (8.4%)
    10,000  Lowe's Cos., Inc.                            $725,500

  Business Services (6.8%)
    10,000  BEA Systems, Inc. ^                           307,100
    10,000  Micromuse, Inc. ^                             279,900
                                                          -------
                                                          587,000


  Communications (2.1%)
    20,000  Redback Networks, Inc. ^                      178,400

  Electronic  &  Other  Electrical  Equipment  &  Components,Except  Computer
                                Equipment (8.5%)
     7,000 Novellus Systems, Inc. ^                       397,530
    20,000 Power-One, Inc. ^                              332,800
                                                          -------
                                                          730,330

  Engineering, Accounting, Research, Management & Related Services (1.1%)
    30,000  Ramtron International Corp. ^                  93,000

  Home Furniture, Furnishings & Equipment Stores (3.6%)
    10,000  Bed Bath & Beyond, Inc. ^                     312,000

  Industrial & Commercial Machinery & Computer Equipment (13.5%)
    20,000  Cirrus Logic, Inc. ^                          460,600
    10,000  Emulex Corp. ^                                404,000
    10,000  Lam Research Corp. ^                          296,500
                                                        ---------
                                                        1,161,100

  Measuring, Analyzing, & Controlling Instruments; Photographic,
                Medical & Optical Goods (8.5%)
    10,000  Agilent Technologies, Inc. ^                  325,000
     7,000  KLA-Tencor Corp. ^                            409,290
                                                         --------
                                                          734,290









   See Notes to Financial Statements.

--------------------------------------------------------------------------------
MILLENNIUM GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2001
--------------------------------------------------------------------------------

    Shares         Security Description                    Value
    ------         --------------------                    -----

Semiconductors (19.4%)
     3,300  Cypress Semiconductor Corp. ^                    78,705
    10,000  QLogic Corp. ^                                  644,516
    10,000  RF Micro Devices, Inc. ^                        268,000
    20,000  Vitesse Semiconductor Corp. ^                   420,800
                                                          ---------
                                                          1,673,471

  Total Common Stock (cost $6,946,488)                    6,195,091

  Unit Investment Trusts (5.3%)
    10,000  Nasdaq-100 Index Tracking Stock                 495,500
                       (cost $458,900)



Short Term Investments  (99.2%)


Federal Home Loan Bank - Discount Notes (A) (98.5%)
 8,500,000  3.71%, 7/5/01                                 8,497,408

  Time Deposits (0.7%)
    58,008   Euro Dollar Time Deposit, 3.44%, 7/2/01         58,008

Total Short Term Investments (cost $8,555,416)            8,555,416


Total Investments In Securities - 176.4%
                 (cost $15,960,804)                     $15,210,007
Other Assets and Liabilities, Net - (76.4)%              (6,584,068)
                                                         ----------

Total Net Assets - 100.0%                                $8,625,939








____________________________
^ Non-income producing security.
(A) Annualized yield at time of purchase.



   See Notes to Financial Statements.

------------------------------------------------------------------------------
MILLENNIUM GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2001
------------------------------------------------------------------------------

  Shares                 Security Description                 Value
 --------               ----------------------               -------
Common Stock (94.0%)
  Building Materials, Hardware, Garden Supply & Mobile Home Dealers (9.0%)
    6,000  Home Depot, Inc.                                   279,300
    4,000  Lowe's Cos., Inc.                                  290,200
                                                             --------
                                                              569,500

  Business Services (9.1%)
    10,000  BEA Systems, Inc. ^                               307,100
     4,000  Vertitas Software Corp. ^                         266,120
                                                             --------
                                                              573,220

  Communications (7.6%)
    15,000  Foundry Networks, Inc. ^                          299,700
    20,000  Redback Networks, Inc. ^                          178,400
                                                              -------
                                                              478,100

  Electronic & Other Electrical Equipment & Components,
           Except Computer Equipment (24.4%)
    10,000  Cypress Semiconductor Corp. ^                     238,500
     5,000  General Electric Co.                              243,750
    10,000  Nokia Oyj ADR                                     220,400
    15,000  Power-One, Inc. ^                                 249,600
    10,000  RF Micro Devices, Inc. ^                          268,000
    15,000  Vitesse Semiconductor Corp. ^                     315,600
                                                            ---------
                                                            1,535,850

  Holding & Other Investment Offices (3.7%)
    10,000  Allied Capital Corp.                              231,500

  Home Furniture, Furnishings & Equipment Stores (8.5%)
     9,000  Bed Bath & Beyond, Inc. ^                         280,800
     4,000  Best Buy Co., Inc. ^                              254,080
                                                              -------
                                                              534,880

  Industrial & Commercial Machinery & Computer Equipment (9.3%)
    10,000  EMC Corp. ^                                       290,500
    10,000  Lam Research Corp. ^                              296,500
                                                              -------
                                                              587,000



   See Notes to Financial Statements.
------------------------------------------------------------------------------

MILLENNIUM GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2001
-----------------------------------------------------------------------------

  Shares                 Security Description                  Value
 -------                ----------------------                -------
 Measuring, Analyzing, & Controlling Instruments; Photographic,
                 Medical & Optical Goods (4.6%)
   9,000  Agilent Technologies, Inc. ^                        292,500

  Miscellaneous Retail (4.6%)
   7,000  Costco Wholesale Corp.^                             287,560

  Real Estate Investment Trust (13.2%)
  10,000  Crescent Real Estate Equities Co.                   245,700
   9,000  Equity Office Properties Trust                      284,670
   5,000  Spieker Properties, Inc.                            299,750
                                                             --------
                                                              830,120

  Total Common Stock (cost $6,341,003)                      5,920,230



Short Term Investments  (95.0%)

Federal Home Loan Bank - Discount Notes (A) (87.4%)
5,500,000  3.71%, 7/5/01                                    5,498,322

Time Deposits (7.6%)
  478,453   Euro Dollar Time Deposit, 3.44%, 7/2/01           478,453

Total Short Term Investments (cost $5,976,775)              5,976,775


Total Investments In Securities - 189.0%
        (cost $12,317,778)                                $11,897,005
Other Assets and Liabilities, Net  - (89.0)%               (5,601,331)
                                                          ------------
Total Net Assets - 100.0%                                  $6,295,674

____________________________
^ Non-income producing security.
(A) Annualized yield at time of purchase.





   See Notes to Financial Statements.

-------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001
-------------------------------------------------------------------------------



                                                                                MILLENNIUM                  MILLENNIUM
                                                                                  GROWTH                  GROWTH & INCOME
                                                                                   FUND                        FUND
                                                                           ---------------------     --------------------------
ASSETS
      Total investments, at value
      (Cost $15,902,796 and $11,839,325, respectively) (Note 2)                    $ 15,151,999                   $ 11,418,552
      Euro Dollar Overnight Deposit (Cost $58,008 and $478,453,
      respectively)                                                                      58,008                        478,453
      Cash                                                                                    -                            375
      Interest, dividends and other receivables                                               -                            125
      Receivable from investment adviser (Note 3)                                        47,149                         51,881
      Prepaid expenses                                                                    7,279                         16,938
                                                                           ---------------------     --------------------------

Total Assets                                                                       $ 15,264,435                   $ 11,966,324
                                                                           ---------------------     --------------------------

LIABILITIES
      Payable for securities purchased                                                6,485,828                      5,632,257
      Payable for Fund shares redeemed                                                  113,590                              -
      Payable to administrator (Note 3)                                                   2,083                          2,083
      Payable to custodian (Note 3)                                                         585                            585
      Accrued expenses and other liabilities                                             36,410                         35,725
                                                                           ---------------------     --------------------------

Total Liabilities                                                                     6,638,496                      5,670,650
                                                                           ---------------------     --------------------------

NET ASSETS                                                                          $ 8,625,939                    $ 6,295,674
                                                                           =====================     ==========================


COMPONENTS OF NET ASSETS
      Paid-in capital                                                              $ 18,021,239                   $ 10,093,958
      Unrealized depreciation on investments                                           (750,797)                      (420,773)
      Accumulated net realized loss on investments                                   (8,644,503)                    (3,377,511)
                                                                           ---------------------     --------------------------

NET ASSETS                                                                          $ 8,625,939                    $ 6,295,674
                                                                           =====================     ==========================

Shares of Beneficial Interest, No Par Value                                           1,073,534                        699,659

NET ASSET VALUE, offering price and redemption
         price per share                                                                 $ 8.04                         $ 9.00


-----------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
PERIOD ENDED JUNE 30, 2001
-----------------------------------------------------------------------------

                                                                                       MILLENNIUM                   MILLENNIUM
                                                                                         GROWTH                    GROWTH & INCOME
                                                                                          FUND                         FUND
                                                                                 ------------------------     ----------------------
INVESTMENT INCOME
      Interest income                                                                          $ 123,635                   $ 185,751
      Dividend income                                                                                  -                         375
                                                                                 ------------------------     ----------------------
Total Investment Income                                                                          123,635                     186,126
                                                                                 ------------------------     ----------------------
EXPENSES
      Investment advisory (Note 3)                                                               148,394                     129,570
      Administration (Note 3)                                                                    126,410                     117,528
      Transfer agent (Note 3)                                                                     24,080                      21,193
      Custodian (Note 3)                                                                           3,967                       4,088
      Accounting (Note 3)                                                                         11,250                      11,250
      Legal                                                                                       38,785                      34,322
      Audit                                                                                        6,000                       6,000
      Directors fees and expenses                                                                  3,804                       3,362
      Compliance                                                                                  42,603                      37,296
      Miscellaneous                                                                               39,674                      36,894
                                                                                 ------------------------     ----------------------
Total Expenses                                                                                   444,967                     401,503
      Fees waived and reimbursed (Note 4)                                                       (131,226)                  (121,326)
                                                                                 ------------------------     ----------------------
Net Expenses                                                                                     313,741                     280,177
                                                                                 ------------------------     ---------------------
NET INVESTMENT LOSS                                                                             (190,106)                   (94,051)
                                                                                 ------------------------     ----------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
         Net realized loss from investments                                                   (8,644,503)                (3,299,882)
         Net change in unrealized depreciation of investments                                 (4,437,832)                (4,272,344)
                                                                                 ------------------------     ----------------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                              (13,082,335)                (7,572,226)
                                                                                 ------------------------     ----------------------

NET DECREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                                                            $ (13,272,441)              $ (7,666,277)
                                                                                 ========================     ======================


--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                MILLENNIUM GROWTH FUND
                                                                         Year                      Year
                                                                         Ended                    Ended
                                                                     June 30, 2001            June 30, 2000
OPERATIONS
    Net investment loss                                                      $ (190,106)             $ (177,817)
    Net realized gain (loss) from investments                                (8,644,503)              1,502,150
    Net change in unrealized appreciation (depreciation)
        of investments                                                       (4,437,832)              2,539,210

Net Increase (Decrease) in Net Assets Resulting
    from Operations                                                         (13,272,441)              3,863,543

DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net realized gain from investments                                       (1,035,877)             (3,094,480)

CAPITAL SHARE TRANSACTIONS
    Sale of shares                                                            7,332,871              23,475,701
    Reinvestment of distributions                                               948,224               3,086,485
    Redemption of shares                                                     (8,707,613)            (12,429,231)
    Net increase (decrease) from capital share transactions                    (426,518)             14,132,955

Net Increase (Decrease) in Net Assets                                       (14,734,836)             14,902,018

NET ASSETS
    Beginning of Period                                                      23,360,775               8,458,757
    End of Period                                                           $ 8,625,939            $ 23,360,775

SHARE ACTIVITY
   Sale of shares                                                               501,991               1,099,777
   Reinvestment of distributions                                                 69,467                 194,725
   Redemption of shares                                                        (687,266)               (623,760)
   Net increase (decrease) in shares                                           (115,808)                670,742

Accumulated Undistributed Net Investment Loss                                       $ -                     $ -


--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                         MILLENNIUM GROWTH & INCOME
                                                                                    FUND
                                                                        Year                    Year
                                                                        Ended                   Ended
                                                                    June 30, 2001           June 30, 2000

OPERATIONS
    Net investment loss                                                     $ (94,051)            $ (134,312)
    Net realized gain (loss) from investments                              (3,299,882)             2,346,710
    Net change in unrealized appreciation (depreciation)
        of investments                                                     (4,272,344)             3,108,467
Net Increase (Decrease) in Net Assets Resulting
    from Operations                                                        (7,666,277)             5,320,865

DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net realized gain from investments                                     (2,501,448)            (2,374,488)

CAPITAL SHARE TRANSACTIONS
    Sale of shares                                                          9,374,188              8,644,345
    Reinvestment of distributions                                           2,229,668              2,372,168
    Redemption of shares                                                  (11,547,590)            (6,337,119)
    Net increase from capital share transactions                               56,266              4,679,394

Net Increase (Decrease) in Net Assets                                     (10,111,459)             7,625,771

NET ASSETS
    Beginning of Period                                                    16,407,133              8,781,362
    End of Period                                                         $ 6,295,674           $ 16,407,133

SHARE ACTIVITY
    Sale of shares                                                            553,535                501,743
    Reinvestment of distributions                                             166,393                169,199
    Redemption of shares                                                     (966,803)              (359,304)
    Net increase (decrease) in shares                                        (246,875)               311,638

Accumulated Undistributed Net Investment Loss                                     $ -                    $ -


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     These financial highlights reflect selected data for a share outstanding throughout each period:

                                                                  MILLENNIUM GROWTH FUND
                                                                  ----------------------

                                                      July 1, 2000     July 1, 1999     July 1, 1998    July 16, 1997 (c)
                                                           to               to               to               to
                                                      June 30, 2001    June 30, 2000    June 30, 1999    June 30, 1998
NET ASSET VALUE PER SHARE,
     Beginning of Period                                      $19.64           $16.41           $11.78           $10.00
INVESTMENT OPERATIONS
     Net investment loss                                       (0.18)           (0.15)           (0.15)           (0.07)
     Net realized and unrealized loss
          on investments                                      (10.52)            8.03             7.50             1.85
Total from Investment Operations                              (10.70)            7.88             7.35             1.78

LESS DISTRIBUTIONS
     Net realized gain                                         (0.90)           (4.65)           (2.72)               -
Decrease in Net Assets from Distributions                      (0.90)           (4.65)           (2.72)               -

NET ASSET VALUE, End of Period                                 $8.04           $19.64           $16.41           $11.78

TOTAL RETURN                                                  (56.48)%         55.34%           65.99%           17.80%

RATIO/SUPPLEMENTARY DATA
     Net assets at end of period (000's omitted)              $8,626          $23,361           $8,459           $9,869
     Ratios to Average Net Assets
        Expenses, including reimbursement/waiver of fees       2.01%            1.45%            1.45%         1.45% (a)
        Expenses, excluding reimbursement/waiver of fees (b)   2.85%            1.82%            3.46%         2.48% (a)
     Net investment loss                                      (1.22)%          (1.05)%          (0.85)%          (0.87)% (a)

PORTFOLIO TURNOVER RATE                                         128%             105%             984%             111%

------------------------------------------------
     (a)Annualized.
     (b)The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any fee waivers and expense reimbursements for the Fund.
     (c)See Note 1 for dates of commencement of operations.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     These financial highlights reflect selected data for a share outstanding throughout each period:

                                                             MILLENNIUM GROWTH & INCOME FUND
                                                             -------------------------------


                                                    July 1, 2000     July 1, 1999      July 1, 1998    June 26, 1998 (c)
                                                          to               to                to               to
                                                    June 30, 2001    June 30, 2000      June 30, 1999    June 30, 1998

NET ASSET VALUE PER SHARE,
     Beginning of Period                                     $17.33          $13.83             $10.00           $10.00
INVESTMENT OPERATIONS
     Net investment loss                                      (0.13)          (0.14)             (0.06)               -
     Net realized and unrealized loss
          on investments                                      (5.95)           7.19               4.12                -
Total from Investment Operations                              (6.08)           7.05               4.06                -

LESS DISTRIBUTIONS
     Net realized gain                                        (2.25)          (3.55)             (0.23)               -
Decrease in Net Assets from Distributions                     (2.25)          (3.55)             (0.23)               -

NET ASSET VALUE, End of Period                                $9.00          $17.33             $13.83           $10.00

TOTAL RETURN                                                 (39.21)%        57.04%             40.79%            0.00%

RATIO/SUPPLEMENTARY DATA
     Net assets at end of period (000's omitted)             $6,296         $16,407             $8,781           $1,172
     Ratios to Average Net Assets
        Expenses, including reimbursement/waiver of fees      2.05%           1.45%              1.45%         1.45% (a)
        Expenses, excluding reimbursement/waiver of fees (b)  2.94%           2.04%              2.24%         5.31% (a)
     Net investment loss                                     (0.69)%         (1.00)%            (0.47)%         (1.45%) (a)

PORTFOLIO TURNOVER RATE                                        167%            128%               579%               0%

-----------------------------------------
    (a)Annualized.
    (b)The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any fee waivers and expense reimbursements for the Fund.
    (c)See Note 1 for dates of commencement of operations.

--------------------------------------------------------------------------
MILLENNIUM FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001
-------------------------------------------------------------------------------

Note 1.  Organization

     The Millennium Growth Fund (the "Growth Fund") and the Millennium Growth & Income Fund (the "Growth & Income Fund") are registered as non-diversified open-end management investment companies under the Investment Company Act of 1940, as amended (the "Act"). The Growth Fund and the Growth & Income Fund (each a "Fund" and collectively, the "Funds") are each a series of Millennium Funds, Inc. (the "Company"). The Growth Fund's primary investment objective is growth of capital. The Growth & Income Fund's primary investment objective is growth of capital and dividend income. The Growth Fund commenced operations on July 16, 1997 and the Growth & Income Fund commenced operations on June 26, 1998.

Note 2.  Summary of Significant Accounting Policies

     These financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of each Fund:

     Security Valuation - On each Fund business day, the Company determines the net asset value per share of each Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by each Fund, and for which market quotations are readily
available,   are  valued  using  the  last  reported  sales  price  provided  by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Company's Board of Directors pursuant to the Company's valuation procedures. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at net asset value.

     Security Transactions and Investment Income - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

     Repurchase Agreements - Each Fund may invest in repurchase agreements. Each Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, each Fund may have difficulties disposing of such securities.

     Distributions to Shareholders - Distributions of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Funds.

     Federal Taxes - Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

     Expense Allocation - The Company accounts separately for the assets, liabilities and operations of each Fund. Expenses that are directly attributable to more than one Fund are allocated among the respective Funds in proportion to each Fund's average daily net assets.

     Deferred Organization Costs - The Growth Fund incurred expenses of $35,000 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis through July 15, 2002. The Growth & Income Fund incurred expenses of $42,687 in connection with its organization. Those costs have been deferred and are being amortized on a straight-line basis through June 25, 2003.

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MILLENNIUM FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001
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     Adoption  of New  Accounting  Principle - In November  2000,  the  American
Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide applies to annual financial statements issued after December 15, 2000. The adoption of the Guide does not have a significant effect on the financial statements.

Note 3.  Advisory Fees and Other Transactions with Related Parties

     Investment Adviser - The Funds have an investment advisory agreement with Millennium Capital Advisors, Inc. (the "Adviser"). Under this agreement, the Adviser provides each Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of 0.95% of the average daily net assets of the Fund.

     Administrator and Fund Accounting Services - The administrator and fund accountant of each Fund is Forum Administrative Services, LLC ("FAdS") and Forum Accounting Services, LLC ("FAcS"), respectively. For their services, FAdS and FAcS receive a combined fee from each Fund at an annual rate of 0.10% of the Fund's average daily net assets over $50 million or 0.15% of the Fund's average daily net assets of $50 million or below, subject to a minimum annual fee of $70,000. FAdS and FAcS also receive $12,000 annually per Fund with positions in excess of 200. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month. The fee schedule includes fees payable for administration and fund accounting services combined. From November 1, 2000 through March 31, 2001, SEI Investments Mutual Funds Services served as the Funds' administrator and fund accountant. Prior to that, American Data Services, Inc. served as the Funds' administrator and fund accountant.

     Transfer Agent - The transfer agent and dividend disbursing agent for each Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives from each Fund an annual fee of $22,800, plus annual shareholder account fee of $18 per shareholder account. Prior to November 1, 2000, the transfer agent was American Data Services, Inc.

     Distributor - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is each Fund's distributor. From October 13, 2000 to April 1, 2001, SEI Investments Distribution Company was the distributor. Prior to October 13, 2000, distribution services were provided by Ridgeway Helms Securities Corp., an affiliate of the Adviser. For the period of this report, the Funds were not charged a distribution fee.

     Other Service Providers - The custodian for each Fund is Union Bank of California ("UBOC"). For its services, UBOC receives a fee from each Fund at an annual rate of 0.02% of the Fund's average daily net assets, subject to a minimum annual fee of $3,500 per Fund.

Note 4.  Waiver of Fees and Reimbursement of Expenses

     The Adviser contractually waived fees for the year end June 30, 2001 as follows: Growth Fund, $84,486 and Growth & Income Fund, $70,776. The Adviser also contractually reimbursed expenses with respect to Growth Fund and Growth & Income Fund in the amounts of $46,740 and $50,550, respectively.

Note 5.  Security Transactions

     The cost of purchases and proceeds from sales of securities, other than short-term investments, for the year ended June 30, 2001 for the Growth Fund and Growth & Income Fund were as follows:
                             Millennium                          Millennium
                            Growth Fund                     Growth & Income Fund
 Cost of Purchases          $18,364,634                         $18,620,612
 Proceeds from Sales         20,302,037                          20,338,456

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MILLENNIUM FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001
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     For  federal  income  tax  purposes,  the  tax  cost  basis  of  investment
securities,   net  unrealized  appreciation  of  investments,   aggregate  gross
unrealized  appreciation,   aggregate  gross  unrealized  depreciation  for  all
securities, and the capital loss carryovers (expiring in 2009) available to offset future capital gains, as of June 30, 2001, were as follows:

                                                       Millennium                         Millennium
                                                      Growth Fund                     Growth & Income Fund
Tax Cost Basis                                        $16,016,785                         $11,839,325
Aggregate Gross Unrealized Appreciation                    26,393                              17,430
Aggregate Gross Unrealized Depreciation                  (903,179)                           (449,003)
Net Unrealized Depreciation                              (876,786)                           (431,573)
Capital Loss Carryovers                                 1,747,262                              82,094

     For tax purposes, the Growth Fund and the Growth & Income Fund have current year deferred post-October capital losses of $6,783,252 and $3,295,417, respectively. These losses will be realized for tax purposes on the first day of the Funds following tax year.

Note 6. Federal Tax Status of Dividends Declared During the Fiscal Year (Unaudited)

     Capital Gain Dividends - The Growth & Income Fund declared long-term capital gain dividends of $470,737 for the fiscal year ended June 30, 2001.

Note 7. Subsequent Events

     Effective September 1, 2001, the Forum Financial Group of companies will no longer provide services to the Funds. Mutual Shareholder Services, LLC will thereafter provide fund accounting, transfer agency and administrative services to the Funds.

Note 8. Change in Independent Auditor

     At a special meeting of the Company's Board of Directors (the "Board") on August 9, 2001, the Board approved McCurdy & Associates CPA's, Inc. ("McCurdy") as independent auditor of the Funds. On June 26, 2001, PricewaterhouseCoopers, LLP ("PwC") resigned as independent auditors for the Funds. PwC was initially appointed independent accountants for the Funds on May 16, 2000. In connection with the audit of the year ended June 30, 2000 and for the period through the date of PwC's resignation, the Funds had no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to PwC's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. Further, the audit report of PwC on the financial statements of the Funds for the year ended June 30, 2000 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

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INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------




To The Shareholders and Board of Directors
Millennium Funds, Inc.:

     We have audited the statements of assets and liabilities, including the portfolios of investments, of the Millennium Growth Fund and the Millennium Growth & Income Fund (two of the portfolios constituting the Millennium Funds, Inc. ("the Funds")) as of June 30, 2001, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of the Millennium Funds, Inc. as of June 30, 2001, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America.



/s/ McCurdy & Associates CPA's, Inc.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
July 20, 2001

                                     Advisor
                        Millennium Capital Advisors, Inc.
                        400 Montogomery Street, Suite 800
                         San Francisco, California 94104



                                  Distributor
                            Forum Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101


                                   Custodian
                            Union Bank of California
                               475 Sansome Street
                        San Francisco, California 94111


                                 Transfer Agent
                        Forum Shareholder Services, LLC
                              Two Portland Square
                             Portland, Maine 04101
                                 (800) 535-9169


                                 Legal Counsel
                           Kirkpatrick & Lockhart LLP
                          100 Pine Street, Suite 3200
                      San Francisco, California 94111-5218










               This report is authorized for distribution only to
                   shareholders and others who have received a
                         copy of the Funds' prospectus.